Exhibit 1
Exhibit 1
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of Nobel Learning Communities, Inc., and further agree that this Agreement shall be included as an Exhibit to such joint filings.
     The undersigned further agree that each party hereto is responsible for timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.
     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.
     In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement this 31st day of March, 2006.

Dated: March 31, 2006	KU LEARNING, L.L.C.,
a Delaware limited liability company

/s/ Stanley E. Maron

By: Stanley E. Maron
Its: Assistant Secretary

Dated: March 31, 2006	MOUNTE LLC
a Delaware limited liability company

/s/ Stanley E. Maron

By: Stanley E. Maron
Its: Secretary

Dated: March 31, 2006	ET HOLDINGS, L.L.C.,
a Delaware limited liability company

/s/ Stanley E. Maron

By: Stanley E. Maron
Its: Assistant Secretary

Exhibit 1

Dated: March 31, 2006	HAMPSTEAD ASSOCIATES, L.L.C.,
a Delaware limited liability company

By: RIDGEVIEW ASSOCIATES, LLC,
a California limited liability company
Its: Manager

/s/ Michael R. Milken

By: Michael R. Milken
Its: Manager

Dated: March 31, 2006	MOLLUSK HOLDINGS, L.L.C.,
a California limited liability company

By: CEPHALOPOD CORPORATION
a California corporation
Its: Member

/s/ Philip B. Simon

By: Philip B. Simon
Its: President

Dated: March 31, 2006	CEPHALOPOD CORPORATION,
a California corporation

/s/ Philip B. Simon

By: Philip B. Simon
Its: President

Dated: March 31, 2006	LAWRENCE INVESTMENTS, LLC,
a California limited liability company

/s/ Philip B. Simon

By: Philip B. Simon
Its: President

Exhibit 1

Dated: March 31, 2006	RIDGEVIEW ASSOCIATES, LLC,
a California limited liability company

/s/ Michael R. Milken

By: Michael R. Milken
Its: Manager

Dated: March 31, 2006	BLESBOK LLC,
a Delaware limited liability company

/s/ Stanley E. Maron

By: Stanley E. Maron
Its: Secretary

Dated: March 31, 2006	/s/ Philip B. Simon

Lawrence J. Ellison,
an individual
by Philip B. Simon his attorney-in-fact

Dated: March 31, 2006	/s/ Michael R. Milken

Michael R. Milken,
an individual

Dated: March 31, 2006	/s/ Lowell J. Milken

Lowell J. Milken,
an individual

Exhibit 2
Securities Purchase Agreement